EXHIBIT 10.01

                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT, made as of the 31st day of December, 1997, and amended and restated as of April 1, 2000 among MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P. (formerly, Morgan Stanley Tangible Asset Fund L.P.), a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and MORGAN STANLEY DEAN WITTER COMMODITIES MANAGEMENT, INC. (formerly Morgan Stanley Commodities Management, Inc.), a Delaware corporation (the "Trading Advisor").

                              W I T N E S S E T H:

     WHEREAS, the Partnership has been organized pursuant to the Limited Partnership Agreement dated as of July 31, 1997, as amended and restated as of March 6, 2000 (the "Limited Partnership Agreement"), to trade, buy, sell, spread, or otherwise acquire, hold, or dispose of certain commodity related interests, including but not limited to, commodity futures contracts (hereinafter referred to collectively as "futures interests") and securities (such as United States Treasury securities) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds.

     WHEREAS, the Partnership became a member partnership of the Morgan Stanley Dean Witter Spectrum Series (the "Fund Group") by entering into an agreement pursuant to which units of limited partnership interest ("Units") of such member partnerships are sold to investors in a common offering under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-1 as it may be amended from time to time (the "Registration Statement") and a final Prospectus, constituting a part thereof as it may be amended and supplemented from time to time (the "Prospectus"), and thereafter, pursuant to which such Units can be exchanged by a limited partner of a member partnership of the Fund Group after six months for Units of other member partnerships of the Fund Group at 100% of the respective Net Asset Value (as defined in Section 7(d)(2) of the Limited Partnership Agreement) thereof;

     WHEREAS, the Trading Advisor has extensive experience trading in futures interests and is willing to provide certain services and undertake certain obligations as set forth herein;

     WHEREAS, the Partnership desires the Trading Advisor to continue to act as trading advisor for the Partnership and to make investment decisions with respect to futures interests for the Partnership and the Trading Advisor desires so to act; and

     WHEREAS, the Partnership, the General Partner and the Trading Advisor wish to enter into this Management Agreement which, among other things, sets forth certain terms and

                                  Exh. 10.01-1
conditions upon which the Trading Advisor will conduct the Partnership's futures interests trading;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Undertakings in Connection with the Offering of Units.
          ------------------------------------------------------

     (a) The Trading Advisor agrees with respect to the continuing offering of
Units: (i) to make all disclosures regarding itself, its principals and affiliates, its trading performance, its trading programs, systems, methods, and strategies (subject to the need to preserve the secrecy of proprietary information concerning such programs, systems, methods, and strategies), any client accounts over which it has discretionary trading authority, and otherwise, as the Partnership may reasonably require (x) to be made in the Partnership's Prospectus including any amendments or supplements thereto, or (y) to comply with any applicable federal or state law or rule or regulation, including those of the Securities and Exchange Commission (the "SEC"), the CFTC, the National Futures Association (the "NFA"), NASD Regulation, Inc. (the "NASD") or any other regulatory body, exchange, or board; and (ii) otherwise to cooperate with the Partnership, the General Partner, and Dean Witter Reynolds Inc., the selling agent for the Partnership ("DWR") by providing information regarding the Trading Advisor in connection with the preparation and filing of the Registration Statement and Prospectus, including any pre- or post-effective amendments or supplements thereto and any subsequent registration statements or prospectuses, with the SEC, CFTC, NFA, NASD, and with appropriate governmental authorities as part of making application for registration of the Units under the securities or Blue Sky laws of such jurisdictions as the Partnership may deem appropriate. Except as otherwise provided herein, the term "principal" shall have the meaning as defined in Section 4.10(e) of the CFTC's Regulations and the term "affiliate" shall mean an individual or entity that directly or indirectly controls, is controlled by, or is under common control with, the Trading Advisor.

     (b) The General Partner, in its sole discretion and at any time may (i) withdraw the SEC registration of the Units, or (ii) discontinue the offering of Units.

     (c) If, while Units continue to be offered and sold, the Trading Advisor becomes aware of any untrue or misleading statement or omission regarding itself or any of its principals or affiliates in the Registration Statement or Prospectus, or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or omission in the Registration Statement or Prospectus regarding itself or any of its principals or affiliates, the Trading Advisor shall promptly notify the General Partner and shall cooperate with it in the preparation of any necessary amendments or supplements to the Registration Statement or Prospectus. Neither the Trading Advisor nor any of its principals, or affiliates, or any stockholders, officers, directors, or employees shall distribute the Prospectus or selling literature or shall engage in any selling activities whatsoever in connection with the continuing offering of Units except as may be specifically requested by the General Partner.


                                  Exh. 10.01-2

          2.   Duties of the Trading Advisor.
               -----------------------------

     (a) The Trading Advisor hereby agrees to continue to act as the trading advisor for the Partnership and, as such, shall have sole authority and responsibility for advising the investment and reinvestment of the assets of the Partnership in futures interests on the terms and conditions and in accordance with the restrictions and trading policies set forth in this Agreement, the Partnership's Limited Partnership Agreement as from time to time in effect (the "Limited Partnership Agreement"), and the Prospectus; provided, however, that the General Partner may override the instructions of the Trading Advisor to the extent necessary (i) to comply with the trading policies of the Partnership described in the Limited Partnership Agreement, (ii) to fund any distributions or redemptions, (iii) to pay the Partnership's expenses, (iv) to the extent the General Partner believes doing so is necessary for the protection of the Partnership, (v) to terminate the futures interests trading of the Partnership, or (vi) to comply with any applicable law or regulation. The General Partner agrees not to override any such instructions for the reasons specified in clauses (ii) and (iii) of the preceding sentence unless the Trading Advisor fails to comply with a request of the General Partner to make the necessary amount of funds available to the Partnership within five calendar days of such request. Except as otherwise provided herein, the Trading Advisor shall not be liable for the consequences of any decision by the General Partner to override instructions of the Trading Advisor, except to the extent that the Trading Advisor is in breach of this Agreement. In performing services to the Partnership the Trading Advisor may not materially alter the trading program(s) used by the Trading Advisor in investing and reinvesting the Partnership's Net Assets (as defined in Section 6(c) hereof) in futures interests as described in the Prospectus without the prior written consent of the General Partner, it being understood that changes in the futures interests or markets traded shall not be deemed an alteration in the Trading Advisor's trading program(s).

     (b) The Trading Advisor shall:

          (i) exercise good faith and due care in trading futures interests for the account of the Partnership in accordance with the restrictions and trading policies of the Partnership described in the Prospectus, Exhibit A hereto, and as otherwise provided in writing and consented to by the Trading Advisor and the trading programs, systems, methods, and strategies of the Trading Advisor described in the Prospectus, with such changes and additions to such trading strategy as the Trading Advisor, from time to time, incorporates into its trading approach for accounts the size of the Partnership.

          (ii) Subject to reasonable assurances of confidentiality by the General Partner and the Partnership, provide the General Partner, within thirty calendar days of a reasonable request therefor by the General Partner, with information comparing the performance of the Partnership's account and the performance of all other client accounts directed by the Trading Advisor using the trading programs used by the Trading Advisor for the Partnership over a specified period of time. In providing such information, the Trading Advisor may take such steps as are necessary to assure the confidentiality of the Trading Advisor's clients' identities. The Trading Advisor shall, upon the General Partner's reasonable request, consult with the General Partner concerning any discrepancies between the performance of such other accounts and the Partnership's account. The Trading Advisor shall promptly inform the General Partner of any material discrepancies of which the Trading Advisor is aware. The General Partner acknowledges that different trading programs, strategies or implementation methods may be


                                  Exh. 10.01-3
     utilized for different accounts, accounts with different trading policies, accounts experiencing differing inflows or outflows of equity, accounts that commence trading at different times, accounts which have different portfolios or different fiscal years and that such differences may cause divergent trading results.

          (iii) Upon the reasonable request of the General Partner and subject to reasonable assurances of confidentiality by the General Partner and the Partnership, provide the General Partner with all material information concerning the Trading Advisor other than proprietary information (including, without limitation, information relating to changes in control, personnel, trading approach, or financial condition). The General Partner acknowledges that all trading instructions made by the Trading Advisor will be held in confidence by the General Partner, except to the extent necessary to conduct the business of the Partnership or as required by law.

          (iv) Inform the General Partner when the Trading Advisor's open positions maintained by the Trading Advisor exceed the Trading Advisor's speculative position limits.

     (c) All purchases and sales of futures interests pursuant to this Agreement shall be for the account, and at the risk, of the Partnership and not for the account, or at the risk, of the Trading Advisor or any of its stockholders, directors, officers, or employees, or any other person, if any, who controls the Trading Advisor within the meaning of the Securities Act. All brokerage fees and commissions arising from trading by the Trading Advisor shall be for the account of the Partnership.

     (d) Notwithstanding any provision of this Agreement to the contrary, the Trading Advisor shall assume financial responsibility for any errors committed or caused by it in transmitting orders for the purchase or sale of futures interests for the Partnership's account, including payment to DWR of the floor brokerage commissions, exchange and NFA fees, and other transaction charges and give-up charges incurred by DWR on such trades but only for the amount of DWR's out-of-pocket costs in respect thereof. The Trading Advisor's errors shall include, but not be limited to, inputting improper trading signals or communicating incorrect orders to any commodity broker for the Partnership. However, the Trading Advisor shall not be responsible for errors committed or caused by any commodity broker for the Partnership. The Trading Advisor shall have an affirmative obligation promptly to notify the General Partner of its own errors, and the Trading Advisor shall use its best efforts to identify and promptly notify the General Partner of any order or trade which the Trading Advisor reasonably believes was not executed in accordance with its instructions to any commodity broker for the Partnership.

     (e) The General Partner on behalf of the Partnership shall deliver to the Trading Advisor a trading authorization in the form annexed hereto as Exhibit B appointing the Trading Advisor the Partnership's attorney-in-fact for such purpose.

     3.   Designation of Additional Trading Advisors; Additional Assets.
          -------------------------------------------------------------

     If the General Partner at any time deems it to be in the best interests of the Partnership, the General Partner may designate an additional trading advisor or advisors for the Partnership and may apportion to such additional trading advisor(s) the management of such amounts of Net Assets (as defined in Section 7(d)(1) of the Limited Partnership Agreement) as


                                  Exh. 10.01-4
the General Partner shall determine in its absolute discretion. The designation of an additional trading advisor or advisors and the apportionment of Net Assets to any such trading advisor(s) pursuant to this Section 3 shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Partnership, the General Partner and the Trading Advisor hereunder. In the event that additional trading advisor(s) are so designated, the Trading Advisor shall thereafter receive management and incentive fees based, respectively, on that portion of the Net Assets managed by the Trading Advisor and that portion of the Trading Profits (as defined in Section 6(d) hereof) properly attributable to the trading done by the Trading Advisor.

     4. Trading Advisor Independent.
        ---------------------------

     For all purposes of this Agreement, the Trading Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized, have no authority to act for or represent the Partnership in any way or otherwise be deemed an agent of the Partnership. Nothing contained herein shall be deemed to require the Partnership to take any action contrary to its Limited Partnership Agreement or Certificate of Limited Partnership as from time to time in effect (the "Certificate of Limited Partnership"), or any applicable law or rule or regulation of any regulatory body, exchange, or board. Nothing herein contained shall constitute the Trading Advisor as a member of any partnership, joint venture, association, syndicate or other entity with the Partnership of the General Partner, or be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other.

     5. Commodity Broker.
        ----------------

     (a) The Trading Advisor shall effect all transactions in futures interests for the Partnership through, and shall maintain a separate account with, such commodity broker or brokers as the General Partner shall direct. At the present time, DWR acts as the non-clearing commodity broker and Morgan Stanley & Co. Incorporated ("MS & Co.") acts as the clearing commodity broker , except that all trades on the London Metal Exchange are cleared by Morgan Stanley & Co. International Limited ("MSIL"). The General Partner shall provide the Trading Advisor with copies of brokerage statements. Notwithstanding that MS & Co. and MSIL shall act as the clearing commodity brokers for the Partnership, the Trading Advisor may execute trades through floor brokers other than those employed by MS & Co. and MSIL so long as arrangements are made for such floor brokers to "give up" or transfer the positions to MS & Co. or MSIL and provided that the rates charged by such floor brokers have been approved in writing by DWR. The Trading Advisor will not be responsible for paying give-up fees.

     6. Fees.
        ----

     (a) For the services rendered to the Partnership by the Trading Advisor under this Agreement, the Partnership shall pay the Trading Advisor the following fees:

          (i) A monthly management fee, without regard to the profitability of the Trading Advisor's trading for the Partnership's account, equal to 1/12 of 2.5% of the Net Assets of the Partnership as of the first day of each calendar month (a 2.5% annual rate).


                                  Exh. 10.01-5

          (ii) An annual incentive fee equal to 20% of the "Trading Profits" (as defined in Section 6(d)) as of the end of each calendar year. Any accrued incentive fees with respect to any Units redeemed at the end of the month which is not the end of a calendar year will be deducted and paid to the Trading Advisor at the time of the redemption.

     (b) If this Agreement is terminated on a date other than the end of a calendar year, the incentive fee described above shall be determined as if such date were the end of a calendar year. If this Agreement is terminated on a date other than the first day of a calendar month, the management fee described above shall be prorated based on the ratio of the number of trading days in the month through the date of termination to the total number of trading days in the month. If, during any month after the Partnership commences trading operations (including the month in which the Partnership commences such operations), the Partnership does not conduct business operations, or suspends trading for the account of the Partnership, or, as a result of an act or failure to act by the Trading Advisor, is otherwise unable to utilize the trading advice of the Trading Advisor on any of the trading days of that period for any reason, the management fee described above shall be prorated based on the ratio of the number of trading days in the month which the Partnership engaged in trading operations or utilizes the trading advice of the Trading Advisor to the total number of trading days in the month.

     (c) As used herein, the term "Net Assets" shall have the same meaning as in
Section 7(d)(1) of the Limited Partnership Agreement.

     (d) As used herein, the term "Trading Profits" shall mean futures interests trading profits (realized and unrealized) earned by the Partnership, decreased by monthly management fees and brokerage fees; with such trading profits and items of decrease determined from the end of the last calendar year for which an incentive fee was earned by the Trading Advisor or, if no incentive fee has been earned previously by the Trading Advisor, from the date the Partnership commenced trading to the end of the calendar year as of which such incentive fee calculation is being made. If Net Assets are reduced or increased because of redemptions or subscriptions which occur at the end of, or subsequent to, a calendar year in which the Partnership experiences a futures interests trading loss, the trading loss which must be recovered before the Partnership will be deemed to experience Trading Profits will be equal to the amount determined by
(x) dividing Net Assets after such redemptions or subscriptions by the Net Assets immediately before such redemptions or subscriptions and (y) multiplying that fraction by the amount of the unrecovered futures interests trading loss. In the event that the Partnership experiences a futures interests trading loss in more than one fiscal year without an intervening payment of an incentive fee and Net Assets are reduced or increased in more than one such calendar year because of redemptions or subscriptions, then the trading loss shall in each case be adjusted in accordance with the formula described above and such adjusted amount of futures interests trading loss shall be carried forward and used to offset subsequent futures interests contract trading profits. Extraordinary expenses of the Partnership, if any, will not be deducted in determining Trading Profits. Trading Profits do not include interest income earned by the Partnership on its assets.

     (e) If any payment of incentive fees is made to the Trading Advisor on account of Trading Profits earned by the Partnership and the Partnership thereafter fails to earn Trading Profits or experiences losses for any subsequent incentive period, the Trading Advisor


                                  Exh. 10.01-6
shall be entitled to retain such amounts of incentive fees previously paid to the Trading Advisor in respect of such Trading Profits.

     7. Term.
        ----

     This Agreement shall continue in effect for a period of one year after the date of this Agreement. Thereafter, this Agreement shall be renewed automatically for additional one-year terms unless either the Partnership or the Trading Advisor, upon written notice given not less than sixty calendar days prior to the original termination date or any extended termination date, notifies the other party of its intention not to renew. This Agreement shall terminate if the Partnership terminates. The Partnership shall have the right to terminate this Agreement without penalty (a) upon fifteen days prior written notice to the Trading Advisor or (b) at any time upon written notice to the Trading Advisor upon the occurrence of any of the following events: (i) if the Trading Advisor becomes bankrupt or insolvent; (ii) if the Trading Advisor is unable to use its trading systems or methods as in effect on the date of this Agreement and as refined and modified in the future for the benefit of the Partnership; (iii) if the registration as a commodity trading advisor of the Trading Advisor with the CFTC or its membership in the NFA is revoked, suspended, terminated, or not renewed, or limited or qualified in any respect;
(iv) except as provided in Section 11 hereof, if the Trading Advisor merges or consolidates with, or sells or otherwise transfers its advisory business, or all or a substantial portion of its assets, any portion of its trading systems or methods, or its goodwill to, any individual or entity; (v) if, the net asset value of a Unit, after adding back distributions, if any, shall be less than $5;
(vi) if, at any time, the Trading Advisor violates any trading policy set forth in the Limited Partnership Agreement or any administrative policy the General Partner delivered to the Trading Advisor, except with the prior express written consent of the General Partner; or (vii) if the Trading Advisor fails in a material manner to perform any of its obligations under this Agreement.

     The indemnities set forth in Section 8 hereof shall survive any termination of this Agreement.

     8. Standard of Liability and Indemnity.
        -----------------------------------

     (a) The Trading Advisor and its affiliates (as defined below) shall not be liable to the Partnership, the General Partner, the limited partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Partnership, which the Trading Advisor determines, in good faith to be in the best interests of the Partnership, unless such act, omission, conduct, or activity constituted misconduct or negligence.

     (b) The Partnership shall indemnify, defend and hold harmless the Trading Advisor and its affiliates from and against any loss, liability, damage, cost, or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by the Trading Advisor or its affiliates on behalf of the Partnership, including, without limitation, any demands, claims, or lawsuits initiated by a limited partner of the Partnership (or assignee thereof), provided, that (i) the Trading Advisor has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Partnership, and (ii) the act, omission, conduct, or activity that was the


                                  Exh. 10.01-7
basis for such loss, liability, damage, cost, or expense was not the result of misconduct or negligence. Notwithstanding anything to the contrary contained in the foregoing, neither the Trading Advisor nor any of its affiliates shall be indemnified by the Partnership for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws unless
(A) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or
(B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (C) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC, and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee, and/or those other states and jurisdictions in which the plaintiffs claim they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a limited partner in the right of the Partnership to which the Trading Advisor or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in this Section 8. The Partnership shall make advances to the Trading Advisor or its affiliates hereunder only if: (1) the demand, claim, lawsuit, or legal action relates to the performance of duties or services by such persons to the Partnership; (2) such demand, claim, lawsuit, or legal action is not initiated by a Limited Partner; and (3) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

     (c) The Trading Advisor shall indemnify, defend and hold harmless the Partnership, the General Partner, and each of their affiliates from and against any liabilities, losses, claims, damages, costs and expenses (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred as a result any act, omission, conduct or activity of the Trading Advisor or its affiliates , provided that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of such person's bad faith, misconduct or negligence.

     (d) The indemnities provided in this Section 8 by the Partnership to the Trading Advisor and its affiliates shall be inapplicable in the event of any liabilities, losses, claims, damages or expenses arising out of, or based upon, any material breach of any representation, warranty, covenant, or agreement of the Trading Advisor contained in this Agreement to the extent caused by such event. Likewise, the indemnities provided in this Section 8 by the Trading Advisor to the General Partner and the Partnership and any of their affiliates shall be inapplicable in the event of any liabilities, losses, claims, damages or expenses arising out of, or based upon, any material breach of any representation, warranty, covenant, or agreement of the Partnership or the General Partner, as applicable, contained in this Agreement to the extent caused by such event. The indemnifying party will not be liable for any settlement effected without the indemnifying party's express written consent.

     (e) As used in this Section 8, the term "affiliate" of an entity shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such entity; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled,


                                  Exh. 10.01-8
or held with power to vote by such entity; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, such entity; or (iv) any officer , director, or partner of such entity. Notwithstanding the foregoing, "affiliates" of the Trading Advisor for purposes of this Section 8 shall include only those persons acting on behalf of the Trading Advisor within the scope of the authority of the Trading Advisor, as set forth in this Agreement, who perform services for the Partnership.

     9. Right to Advise Others and Uniformity of Acts and Practices.
        -----------------------------------------------------------

     (a) The Trading Advisor is engaged in the business of advising persons as to the purchase and sale of futures interests. During the term of this Agreement, the Trading Advisor, its principals and affiliates, will be advising other persons (including affiliates) and trading for their own accounts. However, under no circumstances shall the Trading Advisor by any act or omission favor any account advised or managed by the Trading Advisor (which employs the same trading strategy as the Partnership) over the account of the Partnership in any way or manner (other than by charging different management and/or incentive fees or employing different leverage). The Trading Advisor agrees to treat the Partnership in a fiduciary capacity to the extent recognized by applicable law, but, subject to that standard, the Trading Advisor or any of its principals or affiliates shall be free to advise and manage accounts for other persons and shall be free to trade on the basis of the same trading systems, methods, or strategies employed by the Trading Advisor for the account of the Partnership, or trading systems, methods, or strategies which are entirely independent of, or materially different from, those employed for the account of the Partnership, and shall be free to compete for the same futures interests as the Partnership or to take positions opposite to the Partnership, where such actions do not knowingly or deliberately prefer any of such accounts over the account of the Partnership.

     (b) The Trading Advisor shall not be restricted as to the number or nature of its clients, except that: (i) so long as the Trading Advisor acts as a trading advisor for the Partnership, neither the Trading Advisor nor any of its principals or affiliates shall hold knowingly any position or control any other account which would cause the Partnership, the Trading Advisor, or the principals or affiliates of the Trading Advisor to be in violation of the Commodity Exchange Act or any regulations promulgated thereunder, any applicable rule or regulation of the CFTC or any other regulatory body, exchange, or board; and (ii) neither the Trading Advisor nor any of its principals or affiliates shall render trading advice to any other individual or entity or otherwise engage in activity which shall knowingly cause positions in futures interests to be attributed to the Trading Advisor under the rules or regulations of the CFTC or any other regulatory body, exchange, or board so as to require the significant modification of positions taken or intended for the account of the Partnership; provided that the Trading Advisor may modify its trading programs, systems, methods or strategies to accommodate the trading of additional funds or accounts. If applicable speculative position limits are exceeded by the Trading Advisor in the opinion of (i) independent counsel (who shall be other than counsel to the Partnership), (ii) the CFTC, or (iii) any other regulatory body, exchange, or board, the Trading Advisor and its principals and affiliates shall promptly liquidate positions in all of their accounts, including the Partnership's account, as to which positions are attributed to the Trading Advisor, fairly and equitably in light of each accounts trading strategies to the extent necessary to comply with the applicable position limits.


                                  Exh. 10.01-9

     10. Representations, Warranties, and Covenants of the Trading Advisor.
         -----------------------------------------------------------------

     (a) Representations and Warranties of the Trading Advisor. The Trading Advisor with respect to itself and each of its principals represents and warrants to and agrees with the General Partner and the Partnership as follows:

          (i) It will exercise good faith and due care in trading on behalf of the Partnership pursuant to the trading programs described in the Prospectus or any other trading programs agreed to by the General Partner.

          (ii) All information furnished or to be furnished in writing to the General Partner by the Trading Advisor relating to the Trading Advisor or its trading is or will be accurate and complete in all material respects.

          (iii) The Trading Advisor shall follow, at all times, the Trading Policies of the Partnership (as described in the Prospectus and as set forth in Exhibit A hereto) and as amended from time to time with the consent of the Trading Advisor, which consent shall not be unreasonably withheld.

          (iv) The Trading Advisor shall trade the Partnership's Net Assets only in futures contracts traded on U.S. contract markets, and futures contracts traded on non-U.S. exchanges which are permitted under the Commodity Exchange Act for trading in the U.S. by U.S. persons.

          (v) The Trading Advisor is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business as a foreign corporation and in good standing in the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Trading Advisor's ability to perform its duties under this Agreement. The Trading Advisor has full corporate power and authority to perform its obligations under this Agreement, and as described in the Registration Statement and Prospectus. The only principals (as defined in Rule 4.10(e) under the CEAct) of the Trading Advisor are those set forth in the Prospectus (the "Trading Advisor Principals").

          (vi) All references to the Trading Advisor and each Trading Advisor Principal, including the Trading Advisor's trading programs and systems, and performance, in the Registration Statement and the Prospectus, and in the supplemental selling material which has been approved in writing by the Trading Advisor are accurate and complete in all material respects. With respect to the information relating to the Trading Advisor and each Trading Advisor Principal, including the Trading Advisor's and the Trading Advisor Principals' trading programs and systems, and performance information, as applicable, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the CEAct,
     (ii) the Registration Statement as of its effective date will not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus at its date of issue and as of each closing will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


                                 Exh. 10.01-10

          (vii) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Trading Advisor and is a valid and binding agreement of the Trading Advisor enforceable in accordance with its terms.

          (viii) Each of the Trading Advisor and each "principal" of the Trading Advisor, as defined in Rule 3.1 under the CEAct, has all federal and state governmental, regulatory, self-regulatory and exchange licenses, memberships and approvals and has effected all filings and registrations with federal and state governmental and regulatory and self-regulatory organizations required to conduct its or his business and to act as described in the Registration Statement and Prospectus or required to perform its or his obligations under this Agreement. The Trading Advisor is registered as a commodity trading advisor under the CEAct and is a member of the NFA in such capacity.

          (ix) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein, the consummation of the transactions contemplated herein and in the Prospectus will not violate, or constitute a breach of, or default under, the certificate of incorporation or bylaws of the Trading Advisor or any agreement or instrument by which it is bound or of any order, rule, law or regulation binding on it of any court , governmental body , administrative agency , panel or self-regulatory organization having jurisdiction over it.

          (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Trading Advisor or any Trading Advisor Principal.

          (xi) Except as set forth in the Registration Statement or Prospectus, there has not been in the five years preceding the date of the Prospectus and there is not pending, or to the best of the Trading Advisor's knowledge threatened, any action, suit or proceeding before or by any court , governmental body, or any administrative, self-regulatory organization to which the Trading Advisor or any Trading Advisor Principal is or was a party, or to which any of the assets of the Trading Advisor or any Trading Advisor Principal is or was subject and which resulted in or might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of the Trading Advisor or which would be material to an investor's decision to invest in the Partnership. Neither the Trading Advisor nor any Trading Advisor Principal has received any notice of an investigation by the NFA or the CFTC regarding noncompliance by the Trading Advisor or any of the Trading Advisor Principals with the CEAct, CFTC rules or rules of the NFA.

          (xii) Neither the Trading Advisor nor any Trading Advisor Principal has received, or is entitled to receive, directly or indirectly, any commission, finder's fee, similar fee, or rebate from any person in connection with the organization or operation of the Partnership, other than as described in the Prospectus.

          (xiii) The actual performance of each discretionary account of a client directed by the Trading Advisor and the Trading Advisor Principals since at least the later of (i) the date of commencement of trading for each such account or (ii) a date five years prior to the date of the Prospectus, is disclosed in the Prospectus (other than such discretionary accounts the performance of which are exempt from CEAct disclosure requirements); all of the information


                                 Exh. 10.01-11
     regarding the actual performance of the accounts of the Trading Advisor and the Trading Advisor Principals set forth in the Prospectus is complete and accurate in all material respects and is in accordance with and in compliance with the disclosure requirements under the CFTC rules and the rules of the NFA.

     (b) Covenants of the Trading Advisor. The Trading Advisor covenants and agrees that:

          (i) The Trading Advisor shall use its best efforts to maintain all registrations and memberships necessary for the Trading Advisor to continue to act as described herein and to at all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the Trading Advisor's ability to act as described herein.

          (ii) The Trading Advisor shall inform the General Partner immediately in the event that the Trading Advisor or any of its principals described in the Prospectus becomes the subject of any investigation, claim, or proceeding of any exchange, commission, court or regulatory authority or becomes a named party to any litigation materially affecting the business of the Trading Advisor. The Trading Advisor shall also inform the General Partner immediately if the Trading Advisor or any of its officers becomes aware of any breach of this Agreement by the Trading Advisor.

          (iii) The Trading Advisor agrees reasonably to cooperate by providing information regarding itself and its performance in the preparation of any amendments or supplements to the Registration Statement and the Prospectus.

          (iv) The Trading Advisor agrees to participate, to the extent that the General Partner may reasonably request, in "road shows" and other promotional activities relating to the marketing of the Units, provided that such participation shall not in the reasonable judgment of the Trading Advisor require the registration of the Trading Advisor or any of its principals or agents as a broker-dealer or salesman or interfere materially with the trading activities of the Trading Advisor. The Trading Advisor shall pay the costs of its reasonably requested participation in such road shows.

     11. Representations, Warranties, and Covenants of the General Partner and the Partnership.

     (a) Representations and Warranties of the Partnership and the General Partner. The General Partner and the Partnership represent and warrant to the Trading Advisor, as follows:

          (i) The Partnership has provided to the Trading Advisor, and filed with the SEC, the Registration Statement and has filed copies thereof with:
     (i) the CFTC under the CEAct (ii) the NASD pursuant to its Conduct Rules; and (iii) the NFA in accordance with NFA Compliance Rule 2-13. The Partnership will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus unless the Trading Advisor has received reasonable


                                 Exh. 10.01-12
prior notice of and a copy of such amendments or supplements and has not reasonably objected thereto in writing.

          (ii) The Limited Partnership Agreement provides for the subscription for and sale of the Units; all action required under applicable law to be taken by the General Partner and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to each monthly closing (as described in the Prospectus) will have been taken; and, upon payment of the consideration therefor specified in each accepted Subscription and Exchange Agreement and Power of Attorney in such form as attached to the Prospectus, the Units will constitute valid limited partnership interests in the Partnership.

          (iii) The Partnership is a limited partnership duly organized pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act ("DRULPA") and is validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures interests and to engage in its other contemplated activities as described in the Prospectus; the Partnership has received a certificate of authority to do business in the State of New York as provided by Article 8-A of the New York Revised Limited Partnership Act and is qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and where failure to be so qualified could materially adversely affect the Partnership's ability to perform its obligations hereunder.

          (iv) The General Partner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and in good standing and qualified to do business as a foreign corporation under the laws of the State of New York and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature or conduct of its business requires such qualification and where the failure to be so qualified could materially adversely affect the General Partner's ability to perform its obligations hereunder.

          (v) The Partnership and the General Partner have full partnership or corporate power and authority under applicable law to conduct their business and to perform their respective obligations under this Agreement.

          (vi) The Registration Statement and Prospectus contain all statements and information required to be included therein by the CEAct. The Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Act, the rules and regulations promulgated thereunder (the "SEC Regulations"), the rules of the NFA and the CEAct. The Registration Statement as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date of issue and at each Monthly Closing did not and will not contain any misleading or untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The supplemental selling material, when read in conjunction with the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The supplemental selling material will comply with the CEAct and the regulations and rules of


                                 Exh. 10.01-13
     the NFA and NASD. The representations and warranties in this clause (vi) shall not, however, apply to any statement or omission in the Registration Statement, Prospectus or supplemental selling material specifically relating to the Trading Advisor, or its Trading Advisor Principals or its trading programs or made in reliance upon and in conformity with information furnished by the Trading Advisor.

          (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the General Partner or the Partnership, whether or not arising in the ordinary course of business.

          (viii) This Agreement has been duly and validly authorized, executed and delivered by the General Partner for itself and on behalf of the Partnership and constitutes a valid, binding and enforceable agreement of the Partnership and the General Partner in accordance with its terms.

          (ix) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein and in the Registration Statement and Prospectus will not violate, or constitute a breach of, or default under, the General Partner's certificate of incorporation, bylaws, the Certificate of Limited Partnership of the Partnership, or the Limited Partnership Agreement of the Partnership or any agreement or instrument by which either the General Partner or the Partnership, as the case may be, is bound or any order, rule, law or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the General Partner or the Partnership.

          (x) Except as set forth in the Registration Statement or Prospectus, there has not been in the five years preceding the date of the Prospectus and there is not pending or, to the best of the General Partner's knowledge, threatened, any action, suit or proceeding at law or in equity before or by any court or by any federal, state, municipal or other governmental body or any administrative or self-regulatory organization to which the General Partner or the Partnership is or was a party, or to which any of the assets of the General Partner or the Partnership is or was subject and which resulted in or might reasonably be expected to result in any materially adverse change in the condition, financial or otherwise, of the General Partner or the Partnership or which is required under the Securities Act or the CEAct to be disclosed in the Prospectus; and neither the General Partner nor any of the principals of the General Partner, as "principals" is defined under Rule 4.10 under the CEAct ("General Partner Principals") has received any notice of an investigation by the NFA, NASD, SEC or CFTC regarding non-compliance by the General Partner or the General Partner Principals or the Partnership with the Securities Act or the CEAct or NFA rules which is required under the Securities Act or the CEAct to be disclosed in the Prospectus.

          (xi) The General Partner and each principal of the General Partner, as defined in Rule 3.1 under the CEAct, have all federal and state governmental, regulatory and self-regulatory approvals , licenses and memberships, and have effected all filings and registrations with federal and state and foreign governmental agencies in order for the General Partner to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under this Agreement (including, without limitation,


                                 Exh. 10.01-14
     registration as a commodity pool operator under the CEAct and membership in the NFA as a commodity pool operator) and will maintain all such required approvals, licenses, filings, and registrations for the term of this Agreement. The General Partner's principals identified in the Registration Statement are all of the General Partner Principals.

     (b) Covenants of the General Partner and the Partnership. The General Partner covenants and agrees that:

          (i) The General Partner shall use its best efforts to maintain all registrations and memberships necessary for the General Partner to continue to act as described herein and in the Prospectus and to at all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the General Partner's ability to act as described herein and in the Prospectus.

          (ii) The General Partner shall inform the Trading Advisor immediately in the event that the General Partner or any of its principals described in the Prospectus becomes the subject of any investigation, claim, or proceeding of any exchange, commission, court or regulatory authority or becomes a named party to any litigation materially affecting the business of the General Partner. The General Partner shall also inform the Trading Advisor immediately if the General Partner or any of its officers become aware of any breach of this Agreement by the General Partner.

          (iii) The Partnership will furnish to the Trading Advisor copies of the Registration Statement, the Prospectus, and all amendments and supplements thereto, in each case as soon as available.

     12.  Merger or Transfer of Assets of Trading Advisor.
          -----------------------------------------------

     The Trading Advisor may merge or consolidate with, or sell or otherwise transfer its advisory business, or all or a substantial portion of its assets, any portion of its trading systems or methods, or its goodwill, to any entity that is directly or indirectly controlled by, controlling, or under common control with, the Trading Advisor, provided that such entity expressly assumes all obligations of the Trading Advisor under this Agreement and agrees to continue to operate the business of the Trading Advisor, substantially as such business is being conducted on the date hereof.

     13. Complete Agreement.
         ------------------

     This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

     14. Assignment.
         ----------

     This Agreement may not be assigned by any party hereto without the express written consent of the other parties hereto.


                                 Exh. 10.01-15

     15. Amendment.
         ---------

     This Agreement may not be amended except by the written consent of the parties hereto.

     16. Severability.
         ------------

     The invalidity or unenforceability of any provision of this Agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid provision or covenant shall be deemed to be severable.

     17. Closing Certificates and Opinions.
         ---------------------------------

     (a) The Trading Advisor shall, at the request of the General Partner at any monthly closing, provide the following:

          (i) To DWR, the General Partner and the Partnership a certificate, dated the date of any such closing and in form and substance satisfactory to such parties, to the effect that:

               (A) The representations and warranties by the Trading Advisor in this Agreement are true, accurate, and a complete on and as of the date of the closing, as if made on the date of the closing.

               (B) The Trading Advisor has performed all of its obligations and satisfied all of the conditions on its part to be performed or satisfied under this Agreement, at or prior to the date of such closing.

          (ii) To DWR, the General Partner and the Partnership an opinion of counsel to the Trading Advisor, in form and substance satisfactory to such parties, to the effect that:

               (A) The Trading Advisor is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect the Trading Advisor's ability to perform its obligations under this Agreement. The Trading Advisor has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement.

               (B) The Trading Advisor (including the Trading Advisor Principals) has all governmental, regulatory, and self-regulatory registrations and memberships required by law, and the Trading Advisor (including the Trading Advisor Principals) has received or made all filings and registrations necessary to perform its obligations under this Agreement and to conduct its business as described in the Registration Statement and Prospectus, except for such licenses, memberships, filings and registrations, the absence of which would not have a material adverse effect on its ability to act as described in the Registration Statement and Prospectus or to


                                 Exh. 10.01-16
          perform its obligations under this Agreement, and, to the best of such counsel's knowledge, after due investigation, none of such, licenses, memberships or registrations have been rescinded, revoked or suspended.

               (C) This Agreement has been duly authorized, executed and delivered by or on behalf of the Trading Advisor and constitutes a valid and binding agreement of the Trading Advisor enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of the indemnification, exculpation, and contribution provisions contained in this Agreement may be limited by applicable law or public policy and the enforcement of specific terms or remedies may be unavailable.

               (D) Based upon due inquiry of certain officers of the Trading Advisor, to such counsel's knowledge, except as disclosed in the Prospectus, there are no actions, suits or proceedings at law or in equity pending or threatened before or by any court, governmental body, administrative agency, panel or self- regulatory organization, nor have there been any such actions, suits or proceedings within the five years preceding the date of the Prospectus against the Trading Advisor or any Trading Advisor Principal which are required to be disclosed in the Registration Statement or Prospectus.

               (E) The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein and in the Prospectus will not be in contravention of any of the provisions of the certificate of incorporation or bylaws of the Trading Advisor and, based upon due inquiry of certain officers of the Trading Advisor, to such counsel's knowledge, will not constitute a breach of, or default under, or a violation of any instrument or agreement known to such counsel by which the Trading Advisor is bound and will not violate any order, law, rule or regulation applicable to the Trading Advisor of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the Trading Advisor.

               (F) Based upon reliance of certain SEC "no-action" letters, the performance by the Trading Advisor of the transactions contemplated by this Agreement and as described in the Prospectus will not require the Trading Advisor to be registered as an "investment adviser" as that term is defined in the Investment Advisers Act of 1940, as amended.

               (G) Nothing has come to such counsel's attention that would lead them to believe that, (A) the Registration Statement at the time it became effective, insofar as the Trading Advisor and the Trading Advisor Principals are concerned, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the Prospectus at the time it was issued or at the closing contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Trading Advisor or the Trading Advisor Principals, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion or belief as to the performance data and notes or descriptions thereto set forth in the Registration Statement and Prospectus, except that such counsel shall opine, without rendering any opinion as to the accuracy of the


                                 Exh. 10.01-17
          information in such tables, that the actual performance tables of the Trading Advisor set forth in the Prospectus comply as to form in all material respects with applicable CFTC rules and all CFTC and NFA interpretations thereof, except as disclosed in the Prospectus or as otherwise permitted by the CFTC staff.

     In giving the foregoing opinion, counsel may rely on information obtained from public officials, officers of the Trading Advisor, and other sources believed by it to be responsible and may assume that signatures on all documents examined by it are genuine.

          (iii) To DWR, the General Partner and the Partnership, a report dated the date of the closing which shall present, for the period from the date after the last day covered by the historical performance capsules in the Prospectus to the latest practicable day before closing, updated performance information which shall certify that such figures are, to the best of such Trading Advisor's knowledge, accurate in all material respects.

     (b) The General Partner shall, if a similar request is made of the Trading Advisor at any monthly closing, provide the following:

          (i) To the Trading Advisor a certificate, dated the date of such closing and in form and substance satisfactory to the Trading Advisor, to the effect that:

               (A) The representations and warranties by the Partnership and the General Partner in this Agreement are true, accurate, and complete on and as of the date of the closing as if made on the date of the closing.

               (B) No stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the General Partner, are contemplated or threatened under the Securities Act. No order preventing or suspending the use of the Prospectus has been issued by the SEC, NASD, CFTC, or NFA and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the General Partner, are contemplated or threatened under the Securities Act or the CEAct.

               (C) The Partnership and the General Partner have performed all of their obligations and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the date of the closing.

          (ii) Cadwalader, Wickersham & Taft, counsel to the General Partner and the Partnership, shall deliver its opinion to the parties hereto in form and substance satisfactory to the parties hereto, to the effect that:

               (A) The Partnership is a limited partnership validly existing and in good standing under the laws of the State of Delaware with limited partnership power to enter into and perform its obligations under this Agreement.


                                 Exh. 10.01-18

               (B) The General Partner is a corporation validly existing and in good standing under the laws of the State of Delaware with corporate power to enter into and to perform its obligations under this Agreement.

               (C) This Agreement has been duly authorized, executed and delivered by the General Partner on behalf of the Partnership, and constitutes a legal, valid and binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally , and to, general principals of equity (regardless of whether such enforceability is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions relating to submission to jurisdiction, venue, or service of process, may be limited by applicable law or considerations of public policy.

               (D) The execution and delivery by the General Partner on behalf of the Partnership of this Agreement, and the performance by the General Partner and the Partnership of their respective obligations hereunder (a) do not require any governmental approval to be obtained on the part of the General Partner and the Partnership, except those that have been obtained and, to such counsel's knowledge , are in effect, (b) do not result in a violation of any provision of the General Partner's certificate of incorporation or bylaws, the Certificate of Limited Partnership of the Partnership, and the Limited Partnership Agreement of the Partnership or any applicable laws applicable to the General Partner and the Partnership, and (c) do not breach or result in a violation of, or default under any judgment, decree or order known to such counsel which is applicable to the General Partner and the Partnership and, pursuant to any applicable laws, is issued by any governmental authority having jurisdiction over the General Partner and the Partnership or their properties.

               (E) To such counsel's knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the General Partner or the Partnership (a) asserting the invalidity of this Agreement, (b) seeking to prevent the consummation of any of the transactions provided for in this Agreement, or (c) which would materially and adversely affect the ability of the General Partner or the Partnership to perform their obligations under, or the validity or enforceability (with respect to the General Partner or the Partnership) of, this Agreement. For purposes of the opinion set forth in this paragraph, such counsel need not regard any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or Governmental Authority has communicated in writing to the General Partner a present intention to initiate such actions, investigations or proceedings against the General Partner or the Partnership.

               (F) The Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no proceedings for a stop order are pending or threatened under Section 8(d) of the Securities Act or any similar state securities laws.

               (G) At the time the Registration Statement became effective, the Registration Statement, and at the time the Prospectus was issued and as of the closing, the Prospectus, complied as to form in all material respects with the requirements of the Securities Act, the Securities Regulations, the CEAct and the regulations of the NFA and NASD.


                                 Exh. 10.01-19

               (H) Nothing has come to such counsel's attention that would lead them to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus at the time it was issued or at the closing contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they where made, not misleading; provided, however, that such counsel need express no opinion or belief (a) as to information in the Registration Statement or the Prospectus regarding any Trading Advisor or its principals, or (b) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus, or (c) as to the performance data and notes or descriptions thereto set forth in the Registration Statement and Prospectus.

               (I) Based upon reliance on certain SEC "no-action" letters, as of the closing, the Partnership need not register as an "investment company" under the Investment Company Act of 1940, as amended.

     In rendering its opinion, such counsel may rely on information obtained from public officials, officers of the General Partner and other sources believed by it to be responsible and may assume that signatures on all documents examined by it are genuine, and that a Subscription and Exchange Agreement and Power of Attorney in the form attached to the Prospectus has been duly authorized, completed, dated, executed, and delivered and funds representing the full subscription price for the Units purchased have been delivered by each purchaser of Units in accordance with the requirements set forth in the Prospectus.

     18. Inconsistent Filings.
         --------------------

     The Trading Advisor agrees not to file, participate in the filing of, or publish any description of the Trading Advisor, or of its respective principals and affiliates or trading approaches that is materially inconsistent with those in the Registration Statement and Prospectus, without so informing the General Partner and furnishing to it copies of all such filings within a reasonable period prior to the date of filing or publication.

     19. Disclosure Document.

     During the term of this Agreement, the Trading Advisor shall furnish to the General Partner promptly copies of all disclosure documents filed with the CFTC or NFA by the Trading Advisor . The General Partner acknowledges receipt of the Trading Advisor's disclosure document dated December 1, 1997.

     20. Notices.
         -------

     All notices required to be delivered under this Agreement shall be in writing and shall be effective when delivered personally or by telecopy on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested on the day actually received, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):


                                 Exh. 10.01-20
                               if to the Partnership:

                       Morgan Stanley Dean Witter Spectrum Commodity L.P. c/o Demeter Management Corporation
                       Two World Trade Center
                       62nd Floor
                       New York, New York  10048
                       Attn: Robert E. Murray

                               if to the General Partner:

                       Demeter Management  Corporation
                       Two World Trade Center
                       62nd Floor
                       New York, New York 10048
                       Attn:  Robert E. Murray

                               if to the Trading Advisor:

                       Morgan Stanley Dean Witter Commodities Management, Inc. 1221 Avenue of the Americas
                       21st Floor
                       New York, New York 10020
                       Attn:  Wayne D. Peterson


     21. Survival.
         --------

     The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

     22. Governing Law.
         -------------

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. If any action or proceeding shall be brought by a party to this Agreement or to enforce any right or remedy under this Agreement, each party hereto hereby consents and will submit to the jurisdiction of the courts of the State of New York or any federal court sitting in the County, City and State of New York. Any action or proceeding brought by any party to this Agreement to enforce any right, assert any claim or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the courts of the State of New York or any federal court sitting in the County, City and State of New York.

     23. Remedies.
         --------

     In any action or proceeding arising out of any of the provisions of this Agreement, the Trading Advisor agrees not to seek any prejudgment equitable or ancillary relief. The Trading Advisor agrees that its sole remedy in any such action or proceeding shall be to seek actual monetary damages for any breach of this Agreement.


                                 Exh. 10.01-21

     24. Headings.
         --------

     Headings to sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     25. Counterparts.
         ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

     IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year above written.

                                    MORGAN STANLEY DEAN WITTER
                                       SPECTRUM COMMODITY L.P.

                                    By: Demeter Management  Corporation
                                        General Partner

                                    By: /s/Robert E. Murray
                                        ----------------------------------------
                                        Robert E. Murray, President


                                    DEMETER MANAGEMENT CORPORATION


                                    By: /s/Robert E. Murray
                                        ----------------------------------------
                                        Robert E. Murray, President


                                    MORGAN STANLEY DEAN WITTER
                                       COMMODITIES MANAGEMENT, INC.

                                    By: /s/Wayne D. Peterson
                                        ----------------------------------------
                                        Wayne D. Peterson, President


                                 Exh. 10.01-22